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                                                                   EXHIBIT 10.4

                             UNCONDITIONAL GUARANTY


         This Unconditional Guaranty (this "Guaranty"), made as of December 20, 1996, by ALLIED CAPITAL CORPORATION (the "Guarantor") to and for the benefit of RIGGS BANK N.A. ("Riggs"), a national banking association.

         In order to induce Riggs to extend and continue to extend credit, to make and continue to make loans and advances and/or to forbear from exercising any rights Riggs may have to require repayment of or security for any such loans and advances heretofore made by Riggs, to ALLIED INVESTMENT CORPORATION and ALLIED CAPITAL FINANCIAL CORPORATION (the "Borrower(s)"), the Guarantor:

         (1) Guaranty of Payment. Unconditionally and absolutely guarantees the punctual payment when due (whether at stated maturity, by acceleration of maturity or otherwise) of all obligations of the Borrower(s) arising under the Unsecured Line of Credit Agreement executed by and among the Borrower(s), Guarantor and Riggs dated the date hereof, providing for loans in the principal amount of up to $10,000,000.00 (the "Agreement"), and any promissory notes or other documents and instruments executed by the Borrower(s) pursuant thereto, and all renewals, extensions and modifications thereof, such obligations and the interest thereon and all other sums payable with respect thereto being referred to herein as the "Indebtedness" and all documents and instruments executed by the Borrower(s) or any of them in connection therewith being referred to as the "Loan Documents." This is a guaranty of payment and not of collection and shall be binding upon the Guarantor irrespective of the genuineness, validity or enforceability of any underlying obligations of the Borrower(s) or any of them or the existence, validity, enforceability or perfection of any security therefor, it being the intention of the Guarantor that this Guaranty be absolute and unconditional in all events and not dischargeable or affected by any circumstances which may constitute a legal or equitable discharge. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Indebtedness or any part thereof is rescinded or must otherwise be returned by Riggs upon the insolvency, bankruptcy or reorganization of any Borrower or Guarantor, or otherwise, all as though such payment had not been made.

         (2) Waivers by Guarantor. Waives diligence, presentment, protest, notice of dishonor, demand for payment under the Loan Documents, extension of time of payment, notice of acceptance of this Guaranty, non-payment at maturity and indulgences of every kind, and consent to any and all forbearances and extensions of the time of payment of the Indebtedness, and to any and all changes in the terms, agreements and conditions of the Indebtedness or any part thereof hereafter made or granted, and to any and all substitutions and exchanges or releases of all or any part of any collateral security given therefor and any and all releases of any other party who is or may be liable upon any of the Indebtedness.

         (3) No Subrogation. Agrees that no payment by any Guarantor pursuant to any provision of this Guaranty or other satisfaction of Guarantor's obligations under this Guaranty shall entitle Guarantor, by subrogation to the rights of Riggs, by right of contribution or indemnity or under any agreement or otherwise, to any payment by the Borrower(s) or by any other party obligated to Riggs for payment of the Indebtedness or



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out of the assets of the Borrower(s) or any such other party, except after payment in full of the Indebtedness.

         (4) No Waiver By Riggs; Remedies Cumulative. Agrees that no delay on the part of Riggs in the exercise of any rights hereunder or failure to exercise the same shall operate as a waiver of such rights, and that no notice to or demand on the maker of any promissory note shall be deemed to be a waiver of the obligation of the Guarantor or of the right of Riggs to take further action without notice or demand as provided herein. Each right, power, and remedy of Riggs against Borrower(s) or Guarantor arising hereunder or pursuant to any of the Loan Documents or by law shall be cumulative and concurrent. The exercise of any right, power or remedy or the failure or forbearance in the exercise thereof against Borrower(s) or Guarantor shall not preclude or require the exercise of any other right, power or remedy.

         (5) No Suit or Claim Required. Agrees that it shall not be necessary for Riggs, to enforce this contract of Guaranty, to first institute suit against the Borrower(s) or any of them to recover the amount of the Indebtedness or any part thereof. Riggs shall not be obligated to file any claim relating to the Indebtedness in the event that the Borrower(s) or any of them become subject to a bankruptcy, reorganization or similar proceeding, and the failure of Riggs so to file shall not affect the Guarantor's obligations hereunder.

         (6) Expenses and Attorneys' Fees. Agrees that the Guarantor will reimburse Riggs for all costs and expenses incurred by Riggs (including reasonable attorneys' fees) in enforcing any rights under this Guaranty, collecting any of the Indebtedness or protecting or realizing on any collateral therefor. Attorneys' fees shall include, in the case of a staff attorney employed by Riggs, the cost to Riggs of the services of such attorney, on an hourly basis, as determined by Riggs.

         (7) Representations of Guarantor. Represents and warrants and shall be deemed to represent and warrant on each day that any of the Indebtedness is outstanding that (a) all statements and information heretofore or hereafter provided by the Guarantor in connection with this Guaranty or the Indebtedness are and will be true and correct in all material respects and do not and will not omit to state any material fact, (b) Guarantor is duly organized and validly existing as such under the laws of its jurisdiction of incorporation or organization, (c) Guarantor has full power and authority to execute, deliver and perform this Guaranty and this Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, (d) except as otherwise disclosed to Riggs in writing, there is no suit, action, proceeding or investigation pending in which an adverse decision could materially adversely affect the financial condition of Guarantor, and (e) Guarantor has made its own credit analysis with respect to the Borrower(s) and the Indebtedness and has not relied on Riggs for any information with respect thereto.

         (8) Acceleration of Maturity. Agrees that upon (a) a material breach by Guarantor of any of its agreements, representations and warranties hereunder, (b) an authorized and written denial by Guarantor of its liability hereunder, (c) a failure by Guarantor to pay or


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perform when due any other material obligations of Guarantor to Riggs, or (d)
the dissolution, termination of existence, change of control, insolvency, appointment of a receiver of any material part of the property of, commencement of any bankruptcy or insolvency proceeding by or against (if not dismissed within sixty (60) days of filing against), assignment of a material asset for the benefit of creditors by, or issuance of an attachment, levy or execution against a material part of the property of, Guarantor, all of the Indebtedness, regardless of its terms, shall be deemed for purposes of this Guaranty to have become matured and the Guarantor, at the election of Riggs, shall promptly pay to Riggs all of the Indebtedness.

         (9) Subordination. Agrees that all of the present and future indebtedness of the Borrower(s) or any of them to the Guarantor shall be and hereby is subordinated to the Indebtedness.

         (10) Set Off. Agrees that, without limiting any other right of Riggs, whenever Riggs has the right to declare any of the Indebtedness to be immediately due and payable (whether or not it has so declared), Riggs and any branch or affiliate acting on its behalf is hereby authorized at any time and from time to time, to exercise all setoff rights to the fullest extent permitted by law.

         (11) Books and Records, etc. Agrees that the books and records of Riggs or any schedule, certificate or statement provided for in any agreement between Riggs and the Borrower(s) or any of them showing the amount owed by the Borrower(s) or any of them to Riggs from time to time or the rate of interest on such amount shall be admissible in any action or proceeding against Guarantor hereunder and shall be binding upon the Guarantor to the same extent as upon the Borrower(s) or any of them pursuant to any of the Loan Documents.

         (12) Successors and Assigns. Agrees that this Guaranty shall inure to the benefit of and may be enforced by Riggs, its successors and assigns and any assignee from Riggs of the Indebtedness or any part thereof, and shall be binding upon and enforceable upon the Guarantor and the successors, personal representatives and assigns of the Guarantor including (a) any successor person, association, partnership or corporation acquiring all or a substantial part of the assets of Guarantor, (b) any successor partnership created by reason of the admission of a new partner or the dissolution of an existing partnership by reason of the death, resignation or other withdrawal of a partner, and (c) any corporation into which Guarantor shall have been merged, consolidated, reorganized or otherwise absorbed.

         (13) Governing Law; Jurisdiction. Agrees that this Guaranty shall be deemed to be a contract under the laws of the District of Columbia (except for the conflict of law provisions thereof) and shall be governed by, and construed in accordance with, the laws of such jurisdiction, except to the extent that the rights and remedies of Riggs with respect to collateral located in any other jurisdiction are governed by the laws of such jurisdiction and except that in any legal proceeding in any other jurisdiction, Riggs shall be entitled to the benefit of all legal remedies available under the laws of such jurisdiction.


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Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. If any action arising out of this Guaranty is commenced by Riggs in any District of Columbia court, or Federal court located in the District of Columbia, Guarantor hereby consents to the jurisdiction of any such court in any such action and to the laying of venue in the District of Columbia. Any process in any such action shall be duly served upon Guarantor if mailed by registered mail, postage prepaid, to Guarantor at its last known residence or business address as shown by the records of Riggs or otherwise served in accordance with law. The pleading of any statute of limitations and any right of Guarantor to TRIAL BY JURY in any suit, action or proceeding in connection herewith are hereby expressly WAIVED.

         IN WITNESS WHEREOF, the Guarantor has executed this instrument the day and year first above written.



(SEAL)                          ALLIED CAPITAL CORPORATION
ATTEST:

By:/s/Suzanne V. Sparrow              By:/s/G. Cabell Williams, III
   --------------------------            ---------------------------------
Name:  Suzanne V. Sparrow             Name: G. Cabell Williams, III
Title:    Assistant Secretary         Title:   President

                                      Address: 1666 K Street, N.W., 9th Floor

                                               Washington, DC 20006


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